Exhibit 99.1

united financial bancorp, inc.

Create Your Balance

united financial

bancorp, inc.

NASDAQ Global Select Market: UBNK FourthQuarter 2014

Forward Looking Statements

This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings.

With regard to presentations compared to peer institutions, the peer companies include: BHLB, BRKL, CBU, CUBI, DCOM, FCF, FFIC, IBCP, NPBC, NBTB, NWBI, PFS, STBA, STL, TMP, and TRST. The data presented in this presentation relating to the peer companies is based on the calendar year. Data for peers is sourced from SNL Financial LLC.

NON-GAAP FINANCIAL MEASURES

This presentation references non-GAAP financial measures incorporating tangible equity and related measures, and operating earnings excluding non-recurring costs. These measures are commonly used by investors in evaluating financial condition. GAAP earnings are lower than core earnings primarily due to non-recurring conversion, balance sheet restructuring and cost cutting initiative related expenses. Reconciliations are in earnings releases at www.unitedfinancialinc.com.

united financial

bancorp, inc.

NASDAQ: UBNK 2

Corporate Contacts

William H. W. Crawford, IV

Chief Executive Officer

Eric R. Newell, CFA

Executive Vice President, Chief Financial Officer

David C. Paulson

Executive Vice President, Head of Wholesale Banking

Brandon C. Lorey

Executive Vice President, Head of Consumer Lending

Investor Information:

Marliese L. Shaw

Executive Vice President, Corporate Secretary/Investor Relations Officer

860-291-3622 or mshaw@bankatunited.com

united financial

bancorp, inc.

NASDAQ: UBNK 3

united financial

bancorp, inc.

NASDAQ: UBNK 4

Management Team

Name	Title/Function	Years in Industry / Years at United	Prior Experience
William H.W. Crawford	Chief Executive Officer	26/3	Wells Fargo Bank, Wachovia Bank
Marino J. Santarelli	Chief Operating Officer	41/3	Wells Fargo Bank, Wachovia Bank
Dena M. Hall	Western MA Regional President	17/9	Woronoco Savings Bank
Craig W. Hurty	Chief Human Resource Officer	30/0	Aetna, PacifiCare Health Systems
Mark A. Kucia	Chief Credit Officer	27/9	Liberty Bank, Mechanics Bank, BayBank
Brandon C. Lorey	Head of Consumer Lending	24/2	H&R Block Bank, Chevy Chase Federal Savings Bank
Eric R. Newell	Chief Financial Officer	11/3	FDIC, Fitch Ratings, Alliance Bernstein
David C. Paulson	Head of Wholesale Banking	29/1	Santander, Wells Fargo, Wachovia
Betsy Wynnick	Chief Risk Officer	22/2	NewAlliance Bank, Webster Bank

united financial

bancorp, inc.

NASDAQ: UBNK 5

Branch Franchise

Leading New England community bank with $5.4 billion in assets and over 50 branches in two states with the size, scale and product breadth to compete effectively.

#1 community bank in combined Hartford and Springfield market

Massachusetts

Connecticut

United Bank Branches

United Bank Loan Production Offices

united financial

bancorp, inc.

NASDAQ: UBNK 6

Balance Sheet Trends

Second Quarter balances reflect 4/30/2014 merger of United Financial Bancorp, Inc. with and into Rockville Financial, Inc.

Total Net Loans ($ millions)

4,500

4,000

3,500

3,000

2,500

2,000

1,500

1,000

500

0

1,410 1,457 1,587 1,697 1,740 3,675 3,773 3,877

2010Y 2011Y 2012Y 2013Y 2014Q1 2014Q2 2014Q3 2014Q4

Total Deposits ($ millions)

4,500

4,000

3,500

3,000

2,500

2,000

1,500

1,000

500

0

1,219 1,327 1,505 1,735 1,808 3,940 4,029 4,035

2010Y 2011Y 2012Y 2013Y 2014Q1 2014Q2 2014Q3 2014Q4

Total Assets ($ millions)

$6,000

$5,000

$4,000

$3,000

$2,000

$1,000

$0

1,678 1,750 1,999 2,302 2,373 5,159 5,314 5,477

2010Y 2011Y 2012Y 2013Y 2014Q1 2014Q2 2014Q3 2014Q4

united financial

bancorp, inc.

NASDAQ: UBNK 7

Balance Sheet Summary: Loans

($ in millions) 4Q14 3Q14 QOQ

Commercial Real Estate 1,678.9 1,659.7 4.6%

Commercial Construction 172.6 121.2 169.6%

Commercial Business 613.6 618.9 -3.4%

Total Commercial Loans 2,465.1 2,399.8 10.9%

Residential Real Estate 1,413.7 1,365.1 14.2%

Residential Construction 13.3 10.2 121.6%

Installment & Collateral Loans 5.8 16.4 -258.5%

Total Consumer Loans 1,432.8 1,391.7 11.8%

Total Gross Loans 3,897.9 3,791.5 11.2%

16% CAGR for commercial loans in last 6 years, continue excellent asset quality

Goal of high single digit growth on $3.9 billion base (11% annualized in 2014Q4

Record residential production in 2014Q4 and for the year 2014

Overall Composition

Residential Real Estate, 36.3%

Residential Construction, 0.3%

Installment & Collateral Loans, 0.1%

Commercial Real Estate, 43.1%

Commercial Business, 15.7%

Commercial Construction, 4.5%

12/31/2014

CRE Loans - Regions

New England (less CT/MA), 5.0%

NJ, 3.0%

NY, 12.0%

PA, 2.0%

CT, 47.0%

MA, 30.0%

FL/SC, 0.0%

MD/VA, 1.0%

12/31/2014

C&I Loans

Owner Occupied Mortgage, 30.4%

SBA-Guaranteed Loans, 0.2%

USDA, 2.2%

Lines of Credit, 29.7%

Term Loans, 37.6%

12/31/2014

united financial

bancorp, inc.

NASDAQ: UBNK

Note: QOQ growth rate is annualized

8

Balance Sheet Summary: Deposits

($ in millions) 4Q14 3Q14 QOQ

Demand & NOW 902.5 933.1 -13.1%

Regular Savings & Club 528.6 547.9 -14.1%

Money Market Savings 1,047.3 996.9 20.2%

Time Deposits 1,556.9 1,551.1 1.5%

Total Deposits Loans 4,035.3 4,029.0 0.6%

Improved market share in about 80% of our deposit markets in 2014

Ranked in the top 3 market share in many of our seasoned markets

Overall Composition

Time Deposits, 38.6%

Demand and NOW, 22.3%

Money Market Savings, 26.0%

Regular Savings & Club, 13.1%

12/31/2014

100%

90%

80%

70%

60%

50%

40%

30%

20%

10%

0%

32.6% 32.9% 33.6% 38.3% 38.5% 38.6%

29.6% 30.2% 30.2% 24.0% 24.7% 26.0%

13.0% 12.7% 12.5% 14.2% 13.6% 13.1%

24.7% 24.2% 23.7% 23.5% 23.2% 22.3%

2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4

Legacy RCKB

Combined UBNK

Demand and NOW

Regular Savings & Club

Money Market Savings

Time Deposits

united financial

bancorp, inc.

NASDAQ: UBNK

Note: QOQ growth rate is annualized

9

Deposit Market Share

Hartford - Springfield MSA Deposit Market Share				
2014 Rank	Institution (ST)	Branches	Deposits ($mm)	Market Share
1	Bank of America Corp.	69	22,453	40.3%
2	Toronto-Dominion Bank	52	4,419	7.9%
3	Webster Financial Corp.	58	4,202	7.5%
4	United Financial Bancorp, Inc.	47	3,616	6.5%
5	People's United Financial Inc.	51	2,722	4.9%
6	First Niagara Financial Group	48	2,162	3.9%
7	Liberty Bank	30	1,940	3.5%
8	Torrington SB	24	1,671	3.0%
9	First Connecticut Bancorp, Inc	25	1,667	3.0%
10	PeoplesBancorp MHC	19	1,501	2.7%
	Total For All Institutions In Market	604	55,732	



New England MSA - Population (2014) (thousands)
4,694
1,601
1,214
927
862
627
521
Boston
Providence
Hartford
Worcester
New Haven
Springfield
Portland

	Hartford MSA	Springfield MSA	New Haven MSA	Worcester MSA
Population (2014)	1,213,855	627,016	862,425	926,813
Median Income	$67,457	$51,430	$61,762	$63,581
Avg. Home Price Appreciation (12 mo)	0.39%	-0.47%	2.44%	3.77%
Deposits (bn)	$40	$13	$22	$15
Major Industry 1	Education & Health Services	Education & Health Services	Education & Health Services	Education & Health Services
Major Industry 2	Trade, Transportation, & Utilities	Trade, Transportation, & Utilities	Trade, Transportation, & Utilities	Trade, Transportation, & Utilities
Major Industry 3	Government	Government	Government	Government
Major Industry 4	Professional & Business Services	Manufacturing	Professional & Business Services	Professional & Business Services
Major Industry 5	Financial Activities	Leisure & Hospitality	Leisure & Hospitality	Leisure & Hospitality

united financial bancorp, inc.
NASDAQ: UBNK
10
Source: SNL Financial

How United Creates Value

Commercial Banking

Attract/Retain top local talent in each market we serve

RAROC

Strong credit culture & quick decision turnaround

Grow low cost core deposits

Recruit Bankers and clients from mega-bank competitors

Team Expansion in Central & Western Mass 4Q2014

Drive greater productivity and efficiency in 2015/2016

Consumer Lending

New technology, new products, new leadership

35 Commission based Mortgage Loan Officers (MLOs) from large banks with deep roots in the community

Taking market share from large banks

Solid gain on sale income

Expanding direct sales channels:

Recruiting MLOs

Home equity lines new process

Private label credit card

Secondary market sales

Correspondent lending

Retail Banking

Highly efficient model, FTE/Deposits, 50+ branches

Strong customer service measured by Greenwich Associates

Grow via cross-sell of customer base

Customers to become transactors, borrowers & investors

Debit card, credit card, mobile banking, mortgage, home equity & investment services

Reduce cost structure – less branches and increase mobile & on-line direct channels

12 Financial Advisors currently serving 50+ retail branch network

Finance & Risk

Detailed cost center reporting

Business unit review process

Asset Liability Management modeling in-house

RAROC model & transfer pricing

Actively manage investment portfolio

Strong capital planning & budgeting process

Strong liquidity management and monitoring

Strong risk management focus & governance

united financial

bancorp, inc.

NASDAQ: UBNK 11

2015 Priorities

Achieve Announced Cost Saves

Continue Efficiency Improvements & refining organizational cost structure

Grow fee income businesses – debit card, financial advisory, loan level hedge & mortgage banking

Continue to drive revenue synergies and increase market share

Mortgage Banking

Wealth Management

Talent Recruitment

Continue to acquire commercial banking teams

Recruit high performing commission based mortgage loan officers

Grow financial advisory business

Capital Deployment Opportunities

Strategic plans developed for organic growth priority

Selectively evaluate other capital deployment opportunities

united financial bancorp, inc.

NASDAQ: UBNK 12

2015 Priorities (cont.)

2015: Operating Run Rate Goals

Financial Performance Metric

Targets

NIE / Average Assets

<2.00%

Return on Tangible Common Equity

~10.0%

Efficiency

~57%

2015 Operating Budget: Continue to evaluate cost saving opportunities throughout entire enterprise as we develop 2015 & 2016 operating budgets. Opportunities will be enhanced by critical analysis of cost center expense reporting united financial bancorp, inc.

NASDAQ: UBNK 13

APPENDIX

united financial bancorp, inc.

NASDAQ: UBNK 14

Institutional Ownership

9/30/2014

Retail, 27.8%

Institutional 66.7%

Stakeholder/Insider, 5.5%

Top Institutional Holders As of September 30, 2014

Holder Name Position % O/S

BlackRock Institutional Trust Company, N.A. 3,108,474 5.9%

Keeley Asset Management Corp 2,541,342 4.8%

Dimensional Fund Advisors L.P. 2,070,536 3.9%

Cardinal Capital Management, L.L.C. 1,909,128 3.6%

Investment Counselors of Maryland, LLC 1,671,810 3.2%

Rockville Bank ESOP 1,586,638 3.0%

The Vanguard Group, Inc. 1,500,887 2.9%

Northern Trust Investments, Inc. 1,262,229 2.4%

Systematic Financial Management, L.P. 1,208,411 2.3%

EJF Capital LLC 1,203,944 2.3%

united financial

bancorp, inc.

NASDAQ: UBNK

15

4Q2014 Financial Results

Income Statement ($ in thousands, except per share data) 4Q14 3Q14

Operating Interest Income $38,471 38,365

Operating Non-Interest income 3,730 3,646

Total Operating Revenue 42,201 42,011

Non-Interest Expense 45,076 34,922

Branch Lease Termination Adjustment (1,888)

Merger Adjustments (10,625) (4,497)

Total Operating Expense 32,563 30,425

Pre-tax, Pre-provision Operating Income 9,638 11,586

Net Operating Income 8,316 10,450

GAAP Earnings per Diluted Share $0.03 $0.19

Operating Earnings per Diluted Share $0.16 $0.20

Key Ratios

Tax-Equivalent Net Interest Margin 3.44% 3.56%

Operating Return on Average Assets 0.62% 0.80%

Operating Return on Average Tangible Common Equity 6.96% 7.93%

Efficiency Ratio 96.03% 72.09%

Operating NIE / Average Assets 2.42% 2.32%

united financial

bancorp, inc.

NASDAQ: UBNK

16

Non-GAAP Reconciliation

United Financial Bancorp, Inc. and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(Dollars In Thousands)
(Unaudited)

	Three Months Ended					Years Ended	
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Net income (loss)	$ 1,421	$ 9,985	$ (5,571)	$ 947	$ 1,757	$ 6,782	$ 14,227
Adjustments:							
Net interest income	(3,421)	(3,828)	(4,948)	-	-	(12,197)	-
Non-interest income	729	(430)	(589)	(268)	-	(558)	(585)
Non-interest expense	12,513	4,497	21,266	1,829	2,141	40,105	3,511
Income tax expense (benefit)	(2,926)	226	(4,346)	(357)	(602)	(7,403)	(853)
Net adjustment	6,895	465	11,383	1,204	1,539	19,947	2,073
Total operating net income	$ 8,316	$ 10,450	$ 5,812	$ 2,151	$ 3,296	$ 26,729	$ 16,300
Total net interest income	$ 41,892	$ 42,193	$ 36,879	$ 16,908	$ 16,976	$ 137,872	$ 67,057
Adjustments:							
Impact from purchase accounting fair value marks:							
(Accretion) / Amortization of loan mark	(1,543)	(1,734)	(3,388)	-	-	(6,665)	-
Accretion / (Amortization) of deposit mark	1,276	1,482	1,150	-	-	3,908	-
Accretion / (Amortization) of borrowings mark	602	612	410	-	-	1,624	-
Net adjustment	(3,421)	(3,828)	(4,948)	-	-	(12,197)	-
Total operating net interest income	$ 38,471	$ 38,365	$ 31,931	$ 16,908	$ 16,976	$ 125,675	$ 67,057
Total non-interest income	$ 3,001	$ 4,076	$ 6,319	$ 3,209	$ 2,959	$ 16,605	$ 17,051
Adjustments:							
Net (gain) loss on sales of securities	59	(430)	(589)	(268)	-	(1,228)	(585)
Loss on fixed assets - branch optimization	670	-	-	-	-	670	-
Net adjustment	729	(430)	(589)	(268)	-	(558)	(585)
Total operating non-interest income	3,730	3,646	5,730	2,941	2,959	16,047	16,466
Total operating net interest income	38,471	38,365	31,931	16,908	16,976	125,675	67,057
Total operating revenue	$ 42,201	$ 42,011	$ 37,661	$ 19,849	$ 19,935	$ 141,722	$ 83,523
Total non-interest expense	$ 45,076	$ 34,922	$ 46,177	$ 18,257	$ 17,175	$ 144,432	$ 62,466
Adjustments:							
Merger and acquisition expense	(10,136)	(4,008)	(20,945)	(1,829)	(2,141)	(36,918)	(2,141)
Core deposit intangible amortization expense	(481)	(481)	(321)	-	-	(1,283)	-
Effect of position eliminations	-	-	-	-	-	-	(561)
Effect of branch lease termination agreements	(1,888)	-	-	-	-	(1,888)	(809)
Amortization of fixed asset fair value mark	(8)	(8)	-	-	-	(16)	-
Net adjustment	(12,513)	(4,497)	(21,266)	(1,829)	(2,141)	(40,105)	(3,511)
Total operating expense	$ 32,563	$ 30,425	$ 24,911	$ 16,428	$ 15,034	$ 104,327	$ 58,955
Total loans	$ 3,897,866	$ 3,791,491	$ 3,693,115	$ 1,756,611	$ 1,713,792	$ 3,897,866	$ 1,713,792
Non-covered loans (1)	(1,658,594)	(1,693,669)	(1,820,526)	-	-	(1,655,102)	-
Total covered loans	$ 2,239,272	$ 2,097,822	$ 1,872,589	$ 1,756,611	$ 1,713,792	$ 2,242,764	$ 1,713,792
Allowance for loan losses	24,809	22,304	$ 21,343	$ 19,500	$ 19,183	24,809	$ 19,183
Allowance for loan losses to total loans	0.64%	0.59%	0.58%	1.11%	1.12%	0.64%	1.12%
Allowance for loan losses to total covered loans	1.11%	1.06%	1.14%	1.11%	1.12%	1.11%	1.12%

(1) As required by GAAP, the Company recorded at fair value the loans acquired in the legacy United transactions. These loans carry no allowance for loan losses for the periods reflected above.

united financial bancorp, inc.
NASDAQ: UBNK
17

Credit Quality - Covered Portfolio

($ in millions)

Provision for loan losses

Net Charge-offs

Total covered loans

Allowance

Allowance / loans

Nonperforming loans

NPLs / Loans - covered

Special mention loans

Special mention loans as a % of total covered loans

Substandard loans

Substandard loans as a % of total covered loans

4Q14

4.333

0.246

2,239.272

24.809

1.11%

14.700

0.66%

26.152

1.17%

39.124

1.75%

3Q14

2.633

0.866

2,097.822

22.304

1.06%

15.575

0.74%

19.02

0.91%

32.832

1.57%

united financial

bancorp, inc.

NASDAQ: UBNK 18

Credit Quality – Non-Covered Portfolio

($ in millions) 4Q14 3Q14

Provision for loan losses 0 0

Net Charge-offs 1.583 0.806

Total non-covered loans 1,658.594 1,693.669

Allowance 0 0

Allowance / non-covered loans 0.00% 0.00%

Nonperforming loans 17.658 13.714

Credit discount on non-covered loans 27.196 29.989

credit discount / non-covered loans 1.64% 1.77%

Special mention loans 30.687 25.007

Special mention as a % of total covered loans 1.85% 1.48%

Substandard loans 46.657 58.297

Substandard as a % of total covered loans 2.81% 3.44%

united financial

bancorp, inc.

NASDAQ: UBNK 19

Investment Securities (as of December 31, 2014)

Portfolio Stats ($ in millions) 4Q14 3Q14

Market Value 1,069 1,029

Yield 2.9% 2.9%

Average Rating AA AA

MBS Portfolio 602 602

Total Portfolio Duration (years) 3.2 3.4

Summary of Quarterly Securities Purchases 4Q14 3Q14

Average Yield 2.9% 3.0%

Average Rating AA AA

Investment Portfolio Summary (Total)

December 31, 2014

Agency MBS 27%

Preferred 2%

Equity & MF 0%

Gov’t Agency 1%

Corp Debt 4%

CMBS/CCMO 16%

Muni 19%

FFELP 3%

SBA 1%

CLO 13%

Securities / Assets (%)

25.00

20.00

15.00

10.00

5.00

0.00

13.2 16.2 17.0 18.0 18.9 19.9 19.4 19.9 19.9

2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4

Source: SNL Financial

united financial

bancorp, inc.

NASDAQ: UBNK 20

Accretion Table

Loan Accretion Certificates of Deposit Borrowings Total

$ in Thousands

For the quarter ended June 30, 2014 $3,388 $1,150 $410 $4,948

For the quarter ended September 30, 2014 1,734 1,482 612 3,828

For the quarter ended December 31, 2014 1,543 1,276 602 3,421

For the years ending December 31,

2015 3,596 3,209 1,874 8,679

2016 3,409 1,335 1,692 6,436

2017 3,005 728 1,152 4,885

2018 2,966 213 233 3,412

Thereafter (646) - (1,352) (1,998)

united financial

bancorp, inc.

NASDAQ: UBNK 21